UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: May 31, 2006
                        (Date of earliest event reported)

                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

          Nevada                0-17371           90-0196936
     (State or other          (Commission      (I.R.S. Employer
       jurisdiction          File Number)       Identification
   of incorporation or                             Number)
      organization)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)

                                 (405) 488-1304
              (Registrant's telephone number, including area code)

          (Former name or former address if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))





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Item 1.01  Entry Into a Material Definitive Agreement

      On May 31, 2006, the Board of Directors of Quest Resource Corporation (the "Company") entered into a Rights Agreement with UMB Bank, n.a. ("Rights Agreement"). The material terms and conditions of the Rights Agreement are described below in response to Item 3.03--Material Modifications to Rights of Security Holders and Item 5.03--Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year. The response to Item 3.03 is hereby incorporated herein by reference in its entirety in response to Item 1.01 of this Current Report on Form 8-K. A copy of the Rights Agreement is attached as Exhibit 4.1 to this Form 8-K and incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders

      Declaration of Rights Dividend
      ------------------------------

      On May 31, 2006, the Board of Directors of the Company declared a dividend distribution of one Right for each outstanding share of Common Stock, $0.001 par value per share, of the Company ("Common Stock"). The dividend is payable on June 15, 2006 to stockholders of record at the close of business on that date (the "Record Date"). Each Right entitles the registered holder thereof to purchase from the Company at any time following the Distribution Date (as defined below) a unit consisting of one one-thousandth of a share (a "Unit") of Series B Junior Participating Preferred Stock, $0.001 par value per share (the "Preferred Stock"), at a purchase price of $75.00 per Unit (the "Purchase Price"), subject to adjustment as described below. The Rights are not exercisable until the Distribution Date. The description and terms of the Rights are set forth in a Rights Agreement dated May 31, 2006 (the "Rights Agreement") between the Company and UMB Bank, n.a., as Rights Agent.

      Rights will also be issued with respect to shares of Common Stock issued by the Company or transferred from the Company's treasury after May 31, 2006 and prior to the Distribution Date, and, under certain circumstances, Rights will be issued with respect to shares of Common Stock issued or transferred by the Company after the Distribution Date.

      Rights Initially Attached to and Trade with Common Stock
      --------------------------------------------------------

      Until the earlier of the Distribution Date or the date the Rights are redeemed or expire:

      (1) the Rights will be evidenced by Common Stock certificates and no separate Rights Certificates will be distributed,
      (2) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock,
      (3) the surrender for transfer of any Common Stock certificate (with or without a copy of a Summary of Rights attached thereto) will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate, and
      (4) new Common Stock certificates issued after June 15, 2006 will contain a notation incorporating the Rights Agreement by reference. Stockholders will not be required to take any action in connection with the payment of the Rights dividend on June 15, 2006.

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      When Rights Separate from Common Stock and Become Exercisable
      -------------------------------------------------------------

      The Rights will separate from the Common Stock and become exercisable on the Distribution Date. As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date, and thereafter the separate Rights Certificates will represent the Rights.

      The "Distribution Date" will occur upon the earlier of (1) ten business days after the Stock Acquisition Date (as defined below) or (2) ten business days (or such later date as the Board shall determine prior to such time as there is an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender or exchange offer, the consummation of which would result in a Person becoming an Acquiring Person (as defined below).

      The "Stock Acquisition Date" means the earlier of (i) the date of the first public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or (ii) the date on which the Company has actual notice, direct or indirect, or otherwise determines that a Person has become an Acquiring Person.

      Under the Rights Agreement, an "Acquiring Person" is a Person who, together with all affiliates and associates of such Person, and without the prior written approval of the Company, is the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the outstanding shares of Common Stock of the Company, subject to a number of exceptions set forth in the Rights Agreement. The Rights Agreement exempts certain persons from the definition of "Acquiring Person," including (1) person who acquire shares in a permitted offer, (2) the Company or any subsidiary of the Company, and (3) any employee benefit plan of the Company or any subsidiary and certain persons appointed pursuant to the terms of any such plan. Under the Rights Agreement, a Person shall not be an Acquiring Person if such Person acquires beneficial ownership of 15% or more of the outstanding shares of Common Stock pursuant to a Permitted Offer, which is a cash tender offer for all of the outstanding shares of Common Stock which meets certain conditions specified in the Rights Agreement. The Rights Agreement also contains exceptions for Persons who inadvertently become Acquiring Persons or who exceed the ownership limits as a result of repurchases of stock by the Company, if certain conditions are satisfied.

      Exercising Rights; Mailing Rights Certificates
      ----------------------------------------------

      In the event that, at any time following the Distribution Date, a person becomes an Acquiring Person, except pursuant to a "Permitted Offer", each holder of a Right will, for a sixty (60) day period (subject to extension under certain circumstances) thereafter, have the right to receive, upon exercise of the Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the Purchase Price of the Right. A "Permitted Offer" is a tender offer or exchange offer for (i) all outstanding shares of Common Stock which remains open for at least sixty
(60) calendar days, the consideration offered is cash that is fully financed or a publicly traded security, (ii) that is accepted by the holders of at least a majority of the then outstanding shares but excluding therefrom any shares beneficially owned by the Person for whose benefit the tender offer or exchange offer is being made and its Affiliates and Associates, (iii) that follows an irrevocable written commitment to the Company by the Person for whose benefit the offer is made to consummate a transaction

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promptly upon the completion of such offer in which the consideration offered is cash that is fully financed or a publicly traded security and whereby all shares of Common Stock not purchased in the offer shall be acquired at the same price per share as paid in such offer and that such Person will not make any amendment to the original offer which reduces the per share price offered or which is in any other respect materially adverse to the holders of Common Stock (other than the Person on whose behalf such offer is being made and such Person's Affiliates and Associates), (iv) that is determined, prior to the purchase of shares pursuant to the tender offer or exchange offer, by the Company's Board of Directors that the price and other terms of that tender offer or exchange offer are fair (taking into account all factors which the Board of Directors may deem relevant, including the Company's long-term prospects and prices which could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value) to stockholders (other than the Person on whose behalf the tender offer is being made and its Affiliates and Associates) and is otherwise in the best interests of the Company and its stockholders (other than the person on whose behalf the tender offer or exchange offer is being made and its Affiliates and Associates) taking into account all factors the Board of Directors may deem relevant, (v) the Company's Board of Directors has received an opinion from one or more nationally recognized investment banking firm selected by the Company's Board of Directors that the price offered is fair from a financial point of view, and (vi) the Company's Board of Directors has taken the action contemplated by clause (iv) by at least a majority of directors who are independent (within the meaning of Rule 4200 of the NASDAQ Stock Market rules and under applicable Nevada case law) and disinterested (i.e., the directors are neither the Acquiring Person or a Person on whose behalf the tender offer is being made, nor an Affiliate, Associate, nominee or representative of the Acquiring Person or a Person on whose behalf the tender offer is being made). However, at the option of the Board of Directors of the Company, during such time as an Acquiring Person Beneficially Owns an amount of stock less than 50% of the outstanding Common Stock, the Company may exchange, in whole or in part, each right of each holder (other than the Acquiring Person or the Acquiring Person's Affiliate or Associates or their subsequent holders) for one share of Common Stock. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, Beneficially Owned by any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) will be null and void and nontransferable and any holder of any such Right (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such right.

      An "Affiliate" of a Person (as such term is defined in the Rights Agreement) is a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An "Associate" of a Person shall mean (i) with respect to a corporation (other than the Company or a majority-owned Subsidiary of the Company), any officer or director thereof or of any Subsidiary (generally a Person as to whom another Person has the right to elect a majority of the directors or others with similar authority) thereof, or any Beneficial Owner of 10% or more of any class of equity security thereof, (ii) with respect to an association, joint venture or other unincorporated organization, any officer or director thereof or of a Subsidiary thereof or any Beneficial Owner of 10% or more ownership interest therein, (iii) with respect to a partnership, any general partner thereof or any limited partner thereof who is, directly or indirectly, the Beneficial Owner of a 10% or greater ownership interest therein,
(iv) with respect to a limited liability company, any officer, director or manager thereof or of a Subsidiary thereof or any member thereof who is, directly or indirectly, the

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Beneficial Owner of a 10% or greater ownership interest therein, (v) with respect to a business trust, any officer or trustee thereof or of any Subsidiary thereof, (vi) with respect to any other trust or an estate, any trustee, a beneficiary in the income from or principal of such trust or estate, (vii) with respect to a natural person, any relative or spouse of such person, or any a relative of such spouse, who has the same home as such person, and (viii) any Affiliate of such Person.

      As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except in certain circumstances specified in the Rights Agreement or as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

      Adjustment of Rights upon Occurrence of a Triggering Event
      ----------------------------------------------------------

      In the event that a Person becomes an Acquiring Person, each holder of a Right (except the Acquiring Person and certain other persons as described below) will no longer have the right to purchase Units of Preferred Stock, but instead will thereafter have the right to receive, upon exercise of the Right, shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the then current exercise price of the Right. For example, at a Purchase Price of $75.00 per Right, each Right not owned by an Acquiring Person would entitle its holder to purchase $150.00 worth of Common Stock (or other consideration, as noted above) for $75.00. Assuming that the Common Stock has a per share value of $15.00 at such time, the holder of each valid Right would be entitled to purchase ten shares of Common Stock for $75.00. Once a Person becomes an Acquiring Person, all Rights that are, or under certain circumstances were, beneficially owned by such Acquiring Person (or certain related parties) will be null and void.

      In the event that, at any time after the Stock Acquisition Date, (1) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows a Permitted Offer and satisfies certain other requirements), or (2) 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, Common Stock of the acquiring company having a Current Market Price equal to two times the then current Purchase Price of the Right. The events set forth in this paragraph and in the preceding paragraph which allow Rights to be exercised are referred to individually as a "Triggering Event" and collectively as "Triggering Events."

      Exchange of Rights
      ------------------

      At any time after any Person becomes an Acquiring Person, the Board of Directors of the Company may, at its option, exchange the Rights (except Rights which previously have been voided as set forth above), in whole or in part, at an exchange ratio of one share of Common Stock for each Right, subject to adjustment for any stock split, stock dividend or similar transaction occurring after May 31, 2006. The Board of Directors may not cause the exchange of Rights at any time after any

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Person, together with such person's affiliates and associates, becomes the beneficial owner of 50% or more of the shares of Common Stock then outstanding, with certain exceptions.

      Redemption of Rights
      --------------------

      At any time prior to the close of business on the tenth business day after the Stock Acquisition Date, the Company may order that all Rights be redeemed at a price of $.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors), subject to adjustment for any stock split, stock dividend or similar transaction occurring after May 31, 2006 (the "Redemption Price"). Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the holders of the Rights will only be entitled to receive the Redemption Price for each Right so held.

      Amendment of Rights
      -------------------

      At any time and from time to time prior to the close of business on the tenth business day after the Stock Acquisition Date, the Company may amend the Rights in any manner without the approval of any holders of Rights. At any time and from time to time after the close of business on the tenth business day after the Stock Acquisition Date, the Company may supplement or amend the Rights without the approval of any holders of the Rights, provided that no such supplement or amendment adversely affects the interests of the holders of Rights as such (other than an Acquiring Person or an affiliate or associate of an Acquiring Person).

      Adjustment of Rights and Securities Upon Certain Events
      -------------------------------------------------------

      The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (1) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, or (2) upon the distribution to holders of the Preferred Stock of certain rights, options, warrants, evidences of indebtedness or assets (excluding regular quarterly cash dividends). No adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

      The number of outstanding Rights attached to each share of Common Stock and the number of Units of Preferred Stock purchasable upon exercise of a Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or a subdivision or combination of the shares of Common Stock, occurring prior to the Distribution Date.

      The Company is not required to issue fractional Units; in lieu thereof, the Company may pay cash for such fractional Units based on the market price of the Preferred Stock on the last trading date prior to the date of issuance.

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      Rights Holder Not a Stockholder
      -------------------------------

      Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. The holders of Rights will be able to vote and receive dividends on the Common Stock that they hold.

      Tax Consequences
      ----------------

      While the current distribution of the Rights will not be taxable to stockholders or to the Company, stockholders might, depending upon the circumstances, realize taxable income in the event that the Rights become severable from the Common Stock and will likely realize taxable income in the event such Rights become exercisable for Common Stock of the acquiring company as set forth above or are exchanged as provided above.

      Expiration of Rights
      --------------------

      The Rights will expire at the close of business on May 31, 2016, unless the Company redeems or exchanges the Rights prior to such date, in each case as described above.

      Three-Year Independent Director Evaluation
      ------------------------------------------

      The Rights Agreement includes a "TIDE" (Three-year Independent Director Evaluation) provision. Under the TIDE provision, the Board of Directors' Stockholder Rights Plan Committee composed of independent (as defined above) and disinterested (as defined above) directors will review the Rights Plan periodically (at least every three years) in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company and its stockholders. This committee will communicate its conclusions to the full Board of Directors after each review, including any recommendation as to whether the Rights Plan should be modified or the Rights should be redeemed.

      Number of Rights to be Outstanding
      ----------------------------------

      On May 31, 2006, the stockholders of the Company approved an amendment reducing the number of authorized shares of Common Stock from 380,000,000 to 200,000,000 shares. As of May 31, 2006, approximately 22,072,383 shares of Common Stock were issued and outstanding. Approximately, 2.2 million shares have been reserved for issuance pursuant to employee benefit plans. Each share of Common Stock outstanding at the close of business on June 15, 2006 will receive one Right. Rights will also be issued with respect to shares of Common Stock issued or transferred by the Company after June 15, 2006 and prior to the Distribution Date, and, under certain circumstances, Rights will be issued with respect to shares of Common Stock issued or transferred by the Company after the Distribution Date.

      Rights Agreement
      ----------------

      This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto, filed herewith as Exhibit 4.1, which is incorporated herein by reference.

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Item 5.03  Amendments to Articles of Incorporation  or Bylaws;  Change
in Fiscal Year.

      On May 31, 2006, the Board of Directors of the Company (the "Board") adopted the Rights Agreement as described more fully above in Items 1.01--Entry Into a Material Definitive Agreement and 3.03--Material Modification to Rights of Security Holders. In connection with adopting the Rights Agreement, the Board adopted a resolution establishing the certificate of designations for 100,000 shares of the Company's Series B Junior Participating Preferred Stock ("Preferred Stock"), which Preferred Stock can be issued by the Company under the Rights Agreement. The Board approved the Certificate of Designation on May 31, 2006 and plans that it will become effective upon filing with the Secretary of State of the State of Nevada. A copy of the Certificate of Designation for the Series B Junior Participating Preferred Stock is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

      Each Unit of Preferred Stock (consisting of one one-thousandth of a share of Preferred Stock) that is issuable upon exercise of the Rights after the Distribution Date and prior to the occurrence of a Triggering Event is intended to have approximately the same economic rights and voting power as a share of Common Stock, and the value of a Unit of Preferred Stock should approximate the value of one share of Common Stock. Each share of Preferred Stock will be entitled to dividend payments equal to 1,000 times the other cash dividends, plus 1,000 times the aggregate per share amount of all other non-cash dividends (other than a dividend payable in Common Stock) declared per share of Common Stock. In the event of liquidation, the holders of shares of Preferred Stock will be entitled to the greater of (a) a minimum preferential liquidation payment of $1,000 per share, or (b) 1,000 times the aggregate amount to be distributed per share of Common Stock. Each share of Preferred Stock will have 1,000 votes, voting together with, and on the same matters as, the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or other property, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Common Stock. These rights are protected by customary anti-dilution provisions. Shares of Preferred Stock are not redeemable. Pursuant to the Rights Agreement, the Company reserves the right to require, prior to the occurrence of a Triggering Event, that upon any exercise of Rights a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Item 9.01.  Financial Statements and Exhibits

      3.1 Certificate of Designations for Series B Junior Participating Preferred Stock.

      4.1 Rights Agreement dated as of May 31, 2006, between Quest Resource Corporation and UMB Bank, n.a., which includes as Exhibit A, the Certificate of Designations Preferences and Rights of Series B Preferred Stock, as Exhibit B, the Form of Rights Certificate, and as Exhibit C, the Summary of Rights to Purchase Preferred Stock.

      99.1 Press Release of the Company dated June 1, 2006.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    QUEST RESOURCE CORPORATION



                                    By:   /s/ Jerry D. Cash
                                          ----------------------------------
                                          Jerry D. Cash
                                          Chief Executive Officer

                                    Date: June 1, 2006




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